Exhibit 99.1

Alight, Inc.

Recast of Segment Information

 For the quarters of fiscal 2022 and for the years ended

December 31, 2022 and 2021

Financial Statement Presentation

As a result of the Business Combination, this exhibit includes certain historical consolidated financial and other data for Alight Holding Company, LLC (formerly known as Tempo Holding Company, LLC) (“Alight Holdings”) and its subsidiaries. Specifically the tables in this exhibit include selected financial data for the Company Successor six months ended December 31, 2021, and Alight Holdings as the Predecessor for the six months ended June 30, 2021.

Non-GAAP Financial Measures

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this exhibit to the most directly comparable GAAP financial measure in the tables below. The presentation of non-GAAP financial measures is used to enhance our investors’ and lenders’ understanding of certain aspects of our financial performance. This discussion is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.

Adjusted Gross Profit and Adjusted Gross Margin Percent. Adjusted gross profit is defined as revenue less cost of services adjusted for depreciation, amortization and share-based compensation. Adjusted gross margin percent is defined as adjusted gross profit divided by revenue. Management uses gross profit and gross margin percent as key measures in making financial, operating and planning decisions and in evaluating our performance. We believe that presenting adjusted gross profit and adjusted gross margin percent is useful to investors as it eliminates the impact of certain non-cash expenses and allows a direct comparison between periods.

Alight, Inc.
Recast of Segment Revenues

	As Previously Reported
($ in millions)	Q1'22	Q2'22	Q3'22	Q4'22	FY'22
Segment Revenues
Employer Solutions
Recurring	$570	$559	$583	$755	$2,467
Project	53	55	62	81	251
Total Employer Solutions	623	614	645	836	2,718
Professional Services
Recurring	30	32	32	34	128
Project	60	59	63	61	243
Total Professional Services	90	91	95	95	371
Hosted Business	12	10	10	11	43
Total	$725	$715	$750	942	$3,132

	As Reported Herein
($ in millions)	Q1'22	Q2'22	Q3'22	Q4'22	FY'22
Segment Revenues
Employer Solutions:
Recurring	$570	$559	$583	$755	$2,467
Project	53	55	62	81	251
Total Employer Solutions	623	614	645	836	2,718
Professional Services:
Recurring	30	32	32	34	128
Project	60	59	63	61	243
Total Professional Services	90	91	95	95	371
Total Reportable Segments	713	705	740	931	3,089
Other	12	10	10	11	43
Total	$725	$715	$750	$942	$3,132

	As Previously Reported
	Successor	Predecessor
	Six Months Ended	Six Months Ended
($ in millions)	December 31, 2021	June 30, 2021
Segment Revenues
Employer Solutions
Recurring	$1,213	$1,049
Project	134	107
Total Employer Solutions	1,347	1,156
Professional Services
Recurring	65	60
Project	121	124
Total Professional Services	186	184
Hosted Business	21	21
Total	$1,554	$1,361

	As Reported Herein
	Successor	Predecessor
	Six Months Ended	Six Months Ended
($ in millions)	December 31, 2021	June 30, 2021
Segment Revenues
Employer Solutions:
Recurring	$1,213	$1,049
Project	134	107
Total Employer Solutions	1,347	1,156
Professional Services:
Recurring	65	60
Project	121	124
Total Professional Services	186	184
Total Reportable Segments	1,533	1,340
Other	21	21
Total	$1,554	$1,361

Recast of Segment Profit
(Unaudited)
	As Previously Reported
(in millions)	Q1'22	Q2'22	Q3'22	Q4'22	FY'22
Employer Solutions	$142	$147	$130	$240	$659
Professional Services	-	(3)	3	1	1
Hosted Business	-	(2)	-	1	(1)
Total of all reportable segments (1)	142	142	133	242	659

Share-based compensation	33	42	54	52	181
Transaction and integration expenses (2)	6	3	2	8	19
Restructuring	6	14	23	20	63
Other (3)	3	8	5	(1)	15
Depreciation	17	18	21	23	79
Intangible amortization	79	80	78	79	316
Operating Income (Loss)	(2)	(23)	(50)	61	(14)
(Gain) Loss from change in fair value of financial instruments	(13)	(50)	10	15	(38)
(Gain) Loss from change in fair value of tax receivable agreement	(5)	(38)	(20)	22	(41)
Interest expense	29	29	31	33	122
Other (income) expense, net	(1)	(7)	(6)	(2)	(16)
Income (Loss) Before Income Tax Expense (Benefit)	$(12)	$43	$(65)	$(7)	$(41)

	As Reported Herein
(in millions)	Q1'22	Q2'22	Q3'22	Q4'22	FY'22
Employer Solutions	$204	$200	$189	$318	$911
Professional Services	19	20	23	24	86
Other (4)	-	(1)	-	-	(1)
Total Gross Profit	223	219	212	342	996

Selling, general and administrative	140	157	178	196	671
Depreciation and intangible amortization	85	85	84	85	339
Operating Income (Loss)	(2)	(23)	(50)	61	(14)
(Gain) Loss from change in fair value of financial instruments	(13)	(50)	10	15	(38)
(Gain) Loss from change in fair value of tax receivable agreement	(5)	(38)	(20)	22	(41)
Interest expense	29	29	31	33	122
Other (income) expense, net	(1)	(7)	(6)	(2)	(16)
Income (Loss) Before Income Tax Expense (Benefit)	$(12)	$43	$(65)	$(7)	$(41)

(1) Segment Profit was defined as earnings before interest, taxes, depreciation and intangible amortization adjusted for the impact of certain non-cash and other items that the Company does not consider in the evaluation of ongoing operational performance.

(2) Transaction and integration expenses related to acquisition activity.

(3) For the year ended December 31, 2022, other primarily includes expenses related to debt refinancing completed in the first quarter of 2022 and other non-operational activities, offset by Other (income) expense, net.

(4) Includes activity related to the former Hosted segment.

	As Previously Reported
	Successor	Predecessor
	Six Months Ended	Six Months Ended
(in millions)	December 31, 2021	June 30, 2021
Employer Solutions	$344	$274
Professional Services	1	7
Hosted Business	(2)	(3)
Total of all reportable segments (1)	343	278

Share-based compensation	67	5
Transaction and integration expenses (2)	13	-
Non-recurring professional expenses (3)	19	18
Restructuring	5	9
Other (4)	(10)	(5)
Depreciation	31	49
Intangible amortization	153	100
Operating Income (Loss)	65	102
(Gain) Loss from change in fair value of financial instruments	65	-
(Gain) Loss from change in fair value of tax receivable agreement	(37)	-
Interest expense	57	123
Other (income) expense, net	3	9
Income (Loss) Before Income Tax Expense (Benefit)	$(23)	$(30)

	As Reported Herein
	Successor	Predecessor
	Six Months Ended	Six Months Ended
(in millions)	December 31, 2021	June 30, 2021
Employer Solutions	$489	$392
Professional Services	44	46
Other (5)	(1)	(3)
Total Gross Profit	532	435

Selling, general and administrative	304	222
Depreciation and intangible amortization	163	111
Operating Income (Loss)	65	102
(Gain) Loss from change in fair value of financial instruments	65	-
(Gain) Loss from change in fair value of tax receivable agreement	(37)	-
Interest expense	57	123
Other (income) expense, net	3	9
Income (Loss) Before Income Tax Expense (Benefit)	$(23)	$(30)

(1) Segment Profit was defined as earnings before interest, taxes, depreciation and intangible amortization adjusted for the impact of certain non-cash and other items that the Company does not consider in the evaluation of ongoing operational performance.

(2) Transaction and integration expenses related to acquisition activity.
(3) Non-recurring professional expenses includes external advisor and legal costs related to the Company’s Business Combination.

(4) For the year ended December 31, 2022, other primarily includes expenses related to debt refinancing completed in the first quarter of 2022 and other non-operational activities, offset by Other (income) expense, net.

(5) Includes activity related to the former Hosted segment.

Gross Profit GAAP to Non-GAAP Reconciliation by Segment
(Unaudited)

	Q1'22
($ in millions)	Employer Solutions	Professional Services	Other	Total
Gross Profit	$204	$19	$-	$223
Add: stock-based compensation	7	-	-	7
Add: depreciation and amortization	10	-	1	11
Adjusted Gross Profit	$221	$19	$1	$241
Gross Margin	33%	21%	0%	31%
Adjusted Gross Margin	35%	21%	8%	33%

	Q2'22
($ in millions)	Employer Solutions	Professional Services	Other	Total
Gross Profit	$200	$20	$(1)	$219
Add: stock-based compensation	9	1	-	10
Add: depreciation and amortization	12	-	1	13
Adjusted Gross Profit	$221	$21	$-	$242
Gross Margin	33%	22%	-10%	31%
Adjusted Gross Margin	36%	23%	0%	34%

	Q3'22
($ in millions)	Employer Solutions	Professional Services	Other	Total
Gross Profit	$189	$23	$-	$212
Add: stock-based compensation	11	1	-	12
Add: depreciation and amortization	14	1	-	15
Adjusted Gross Profit	$214	$25	$-	$239
Gross Margin	29%	24%	0%	28%
Adjusted Gross Margin	33%	26%	0%	32%

	Q4'22
($ in millions)	Employer Solutions	Professional Services	Other	Total
Gross Profit	$318	$24	$-	$342
Add: stock-based compensation	10	1	-	11
Add: depreciation and amortization	17	-	-	17
Adjusted Gross Profit	$345	$25	$-	$370
Gross Margin	38%	25%	0%	36%
Adjusted Gross Margin	41%	26%	0%	39%

	FY'22
($ in millions)	Employer Solutions	Professional Services	Other	Total
Gross Profit	$911	$86	$(1)	$996
Add: stock-based compensation	37	3	-	40
Add: depreciation and amortization	53	1	2	56
Adjusted Gross Profit	$1,001	$90	$1	$1,092
Gross Margin	34%	23%	-2%	32%
Adjusted Gross Margin	37%	24%	2%	35%

	Successor
	Six Months Ended
	December 31, 2021
($ in millions)	Employer Solutions	Professional Services	Other	Total
Gross Profit	$489	$44	$(1)	$532
Add: stock-based compensation	18	1	-	19
Add: depreciation and amortization	20	-	1	21
Adjusted Gross Profit	$527	$45	$-	$572
Gross Margin	36%	24%	-5%	34%
Adjusted Gross Margin	39%	24%	0%	37%

	Predecessor
	Six Months Ended
	June 30, 2021
($ in millions)	Employer Solutions	Professional Services	Other	Total
Gross Profit	$392	$46	$(3)	$435
Add: stock-based compensation	1	-	-	1
Add: depreciation and amortization	36	1	1	38
Adjusted Gross Profit	$429	$47	$(2)	$474
Gross Margin	34%	25%	-14%	32%
Adjusted Gross Margin	37%	26%	-10%	35%